EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Phoenix Insight Funds Trust
File Number: 811-7447
Registrant CIK Number: 0001003859

Sub-Item 77Q3

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:

Series 1

72DD1/72DD2
Class A  23, Class C 6, Class I 2569

73A1/73A2
Class A $0.171, Class C $0.144, Class I $ 0.180

74U1/74U2
Class A 0, Class C 0, Class I 0

74V1/74V2
Class A $ 0, Class C $ 0, Class I $ 0


Series 2

72DD1/72DD2
Class A  310, Class C 7, Class I 3002

73A1/73A2
Class A $0.203, Class C $0.163, Class I $ 0.217

74U1/74U2
Class A 1667, Class C 43, Class I 12823

74V1/74V2
Class A $ 10.52, Class C $ 10.52, Class I $ 10.52


Series 3

72DD1/72DD2
Class A  1163, Class C 15, Class I 1489

73A1/73A2
Class A $0.208, Class C $0.169, Class I $ 0.221

74U1/74U2
Class A 5604, Class C 107,  Class I 6670

74V1/74V2
Class A $ 10.13, Class C $ 10.13, Class I $ 10.12


Series 5

72DD1/72DD2
Class A  17, Class C 0, Class I 357

73A1/73A2
Class A $0.037, Class C $0.000, Class I $ 0.061

74U1/74U2
Class A 477, Class C 12,  Class I 5869

74V1/74V2
Class A $ 18.82, Class C $ 18.72, Class I $ 19.13


Series 6

72DD1/72DD2
Class A  0, Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 3138, Class C 66,  Class I 6928

74V1/74V2
Class A $ 11.85, Class C $ 11.62, Class I $ 12.56



Series 9

72DD1/72DD2
Class A  90, Class C 2, Class I 701

73A1/73A2
Class A $0.131, Class C $0.080, Class I $ 0.147

74U1/74U2
Class A 676, Class C 21,  Class I 4759

74V1/74V2
Class A $ 13.28, Class C $ 13.28, Class I $ 13.32


Series 11

72DD1/72DD2
Class A  0, Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 771, Class C 9,  Class I 2409

74V1/74V2
Class A $ 28.76, Class C $ 28.35, Class I $ 29.16


Series 13

72DD1/72DD2
Class A  0, Class C 0, Class I 0

73A1/73A2
Class A $0.000, Class C $0.000, Class I $ 0.000

74U1/74U2
Class A 1612, Class C 78,  Class I 16239

74V1/74V2
Class A $ 7.82, Class C $ 7.69, Class I $ 8.07


Series 15

72DD1/72DD2
Class A  14405, Class I 44250, Exchange Class  4513

73A1/73A2
Class A $0.014, Class I $ 0.016, Exchange Class $0.016

74U1/74U2
Class A 813916, Class I 3524417, Exchange Class 171612

74V1/74V2
Class A $ 1.00, Class I $ 1.00,  Exchange Class $ 1.00


Series 17

72DD1/72DD2
Class A  103, Class C 1, Class I 1484

73A1/73A2
Class A $0.063, Class C $0.016, Class I $ 0.079

74U1/74U2
Class A 1673, Class C 35,  Class I 19202

74V1/74V2
Class A $ 12.27, Class C $ 12.26, Class I $ 12.16


Series 18

72DD1/72DD2
Class A  93, Class C 11, Class I 3942

73A1/73A2
Class A $0.201, Class C $0.163, Class I $ 0.213

74U1/74U2
Class A 455, Class C 77,  Class I 16873

74V1/74V2
Class A $ 9.91, Class C $ 9.91, Class I $ 9.91


Series 21

72DD1/72DD2
Class A  0,  Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 54, Class C 14,  Class I 1898

74V1/74V2
Class A $ 11.98, Class C $ 11.81, Class I $ 12.05


Series 22

72DD1/72DD2
Class A  192, Class C 4, Class I 1775

73A1/73A2
Class A $0.423, Class C $0.381, Class I $ 0.438

74U1/74U2
Class A 451, Class C 12,  Class I 4145

74V1/74V2
Class A $ 11.22, Class C $ 11.22, Class I $ 11.22